UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. |_|)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the Appropriate Box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12


                (Name of Registrant as Specified in Its Charter)

                         EAST PENN FINANCIAL CORPORATION
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously paid:

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


                        East Penn Financial Corporation









                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                                      2006












                              www.eastpennbank.com

                                 PROXY STATEMENT
                Dated and to be mailed on or about April 7, 2006

                         EAST PENN FINANCIAL CORPORATION
                              731 CHESTNUT STREET,
                                 P. O. BOX 869,
                           EMMAUS, PENNSYLVANIA 18049
                                 (610) 965-5959

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2006


                                TABLE OF CONTENTS
                                                                            PAGE
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT................................................................1

GOVERNANCE OF THE COMPANY......................................................2

ELECTION OF DIRECTORS..........................................................4

SHARE OWNERSHIP ...............................................................6

COMPENSATION AND PLAN INFORMATION..............................................8

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.................12

REPORT OF THE AUDIT COMMITTEE.................................................13

SHAREHOLDER RETURN PERFORMANCE GRAPH..........................................16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................17

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.............................17

ADDITIONAL INFORMATION........................................................17

OTHER MATTERS.................................................................17

                         EAST PENN FINANCIAL CORPORATION
                              731 CHESTNUT STREET,
                                 P. O. BOX 869,
                           EMMAUS, PENNSYLVANIA 18049



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2006


TO THE SHAREHOLDERS OF EAST PENN FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of East Penn Financial Corporation will be held at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania, on Thursday, May 11, 2006, at 7:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

         1. To elect 4 Class B directors each to serve for a three year term and until their successors are elected and qualified;

         2. To ratify the selection of Beard Miller Company LLP, Certified Public Accountants, Allentown, Pennsylvania, as the corporation's independent auditors for the year ending December 31, 2006; and

         3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

         Only those shareholders of record at the close of business on March 24, 2006 are entitled to notice of and to vote at the meeting.

         Please promptly complete, date and sign the enclosed proxy and return it in the enclosed postage paid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time prior to voting. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

         We enclose, among other things, a copy of the 2005 Annual Report of East Penn Financial Corporation.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Brent L. Peters

                                     Brent L. Peters
                                     President and Chief Executive Officer


Emmaus, Pennsylvania
April 7, 2006

                             YOUR VOTE IS IMPORTANT.
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT

Introduction

         This proxy statement is furnished in connection with the solicitation of proxies by East Penn Financial Corporation, on behalf of the Board of Directors, for the 2006 Annual Meeting of Shareholders. This proxy statement, the related proxy form and reservation card are being distributed on or about April 7, 2006.

         East Penn Financial Corporation will bear the expense of soliciting proxies. In addition to the use of the mail, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

         The Annual Meeting of Shareholders will be held on Thursday, May 11, 2006, at 7:00 p.m at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania. Shareholders of record at the close of business on March 24, 2006 are entitled to vote at the meeting.

          At the Annual Meeting, Shareholders will vote to:

         o  Elect 4 Class B directors each to serve for a three-year term;
         o Ratify the selection of Beard Miller Company LLP as the corporation's independent auditors for the year ending December 31, 2006; and
         o Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

Proxies and Voting Procedures

         You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and will in no way limit your right to vote at the annual meeting if you later decide to attend in person.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting unless you obtain a proxy executed in your favor from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

         By properly completing a proxy, you appoint Leon A. Rodenbach and Steven M. Levendusky as proxy holders to vote your shares as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted
FOR:

         o  Election of the nominees identified in this Proxy Statement; and
         o Ratification of the selection of independent auditors for the year ending December 31, 2006.

         You may revoke your written proxy by delivering written notice of revocation to Bruce R. Keil, Secretary of the Corporation, 731 Chestnut Street,
P. O. Box 869, Emmaus, Pennsylvania 18049, or by executing a later dated proxy and giving written notice of the revocation to Mr. Keil at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by the proxy accompanying this proxy statement in accordance with instructions of the shareholder if the proxy is properly completed, signed and returned to the secretary.

         Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

         Proxy holders will vote shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of each participant shareholder. If a shareholder who participates in the Dividend Reinvestment and Stock Purchase Plan does not return a proxy card, proxy holders will not vote the shares held in that account.

         At the close of business on January 31, 2006, East Penn Financial Corporation had 6,304,262 shares of common stock, par value $0.625 per share, issued and outstanding. In addition to the common stock, East Penn Financial Corporation has 16,000,000 shares of preferred stock authorized, no shares of which are issued and outstanding.

Quorum

         A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and East Penn Financial Corporation's bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law, East Penn Financial Corporation's Articles of Incorporation or bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

         Assuming the presence of a quorum, the four nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

         Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.

                            GOVERNANCE OF THE COMPANY

         Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the commonwealth in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market and Securities and Exchange Commission ("SEC") regulations, as well as best practices suggested by recognized governance authorities.

         Currently, our Board of Directors has twelve (12) members. Under the Nasdaq Stock Market standards for independence, all of our directors, except Brent L. Peters, meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee and Corporate Governance and Nominating Committee.

Meetings and Committees of the Board of Directors

         The Board of Directors has an Audit Committee and a Corporate Governance and Nominating Committee.

         Audit Committee. Members of the Audit Committee during 2005 were Dr. Toonder, Chairman, and Messrs. Gulla, Kiefer, Rohrbach, G. Schantz and Schneck. The Audit Committee met five (5) times during 2005. The principal duties of the Audit Committee, as set forth in its charter, include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent auditor.

         The Board of Directors has determined that Allen E. Kiefer is an "audit committee financial expert" and "independent" as defined under applicable SEC and Nasdaq rules. Mr. Kiefer obtained the requisite experience to qualify as a financial expert during his employment as former President of Main Street Bancorp, Inc.

         Compensation Committee. During 2005, the Board of Directors performed the function of a compensation committee. The compensation of the chief executive officer and all other executive officers of the company is determined by a majority of independent directors. The chief executive officer is not present during voting or deliberations on his compensation. However, the chief executive officer offers recommendations regarding the compensation of the other executive officers but does not participate in discussion or vote.

         Corporate Governance and Nominating Committee. The corporation maintains a Corporate Governance and Nominating Committee. The Committee met seven (7) times during 2005. The members of the Committee are Mr. Kiefer, Chairman, and Messrs. Young, Dries, Rohrbach, G. Schantz and Toonder each of whom is independent under Nasdaq rules. The Committee has a written Charter which was attached to the proxy statement for the 2005 Annual Meeting of Shareholders. The Committee's principal duties are identifying qualified individuals to become board members, recommending nominees to the board, overseeing the annual review of the board and its committees, and developing corporate governance guidelines.

         The Board of Directors of East Penn Financial Corporation met thirteen
(13) times during 2005. There were a total of twelve meetings of the various other committees of the Board of Directors in 2005. All directors attended at least 75% or more of the meetings of the Board of Directors and of the various other committees on which they served. East Penn Financial Corporation does not have a policy concerning directors' attendance at the annual meeting. However, all of our Directors attended the 2005 Annual Meeting of Shareholders and we expect that all directors will attend this year's meeting.

Shareholder Communications

         For all communications, Theresa M. Wasko, Treasurer and Chief Financial Officer, is the designated Investor Relations contact. If a shareholder wishes to communicate with the Board of Directors, he or she may submit a written request to Ms. Wasko at East Penn Financial Corporation, 731 Chestnut Street, P.
O. Box 869, Emmaus, Pennsylvania 18049. From time to time, Ms. Wasko may report to the Board the reason for such investor contacts, depending on the nature of the communication. Also, no restrictions have been placed on shareholders that prevent them from directly contacting members of the Board of Directors.

Nomination of Directors

         Under our bylaws, nominations for director may be made only by the Board of Directors or a Board of Directors' committee, or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the bylaws to our President not less than 60 days prior to any meeting of shareholders called for the election of directors. The President provides all nominations to the chairman of the meeting at which directors are to be elected. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the bylaws. If he determines that a nomination was not made in accordance with the bylaws, he shall so declare at the meeting and the defective nomination will be disregarded. If he determines that a nomination was made in accordance with the bylaws, the nominees will be brought before the meeting for proper action. You can obtain a copy of the full text of the bylaw provision by writing to Theresa
M. Wasko, 731 Chestnut Street, P. O. Box 869, Emmaus, PA 18049. A copy of our bylaws has been filed with the SEC as an exhibit to our Registration Statement on form S-4, filed March 7, 2003.

Director Qualifications

         In considering individuals nominated for board membership, the Board of Directors considers a variety of factors, including whether the candidate is recommended by executive management; the individual's professional and personal qualifications, including business experience, education and community and charitable activities; and the individual's familiarity with the communities in which East Penn Financial Corporation is located or is seeking to locate.

Submission of Shareholder Proposals

         If a shareholder wishes us to include a proposal in our proxy statement for presentation at our 2007 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 731 Chestnut Street, P.
O. Box 869, Emmaus, PA 18049 no later than December 8, 2006. A shareholder may also have other business brought before the 2007 Annual Meeting by submitting the proposal to us on or after December 8, 2006. The proposal must be delivered to our executive offices at 731 Chestnut Street, P. O. Box 869, Emmaus, PA 18049 to the attention of our corporate Secretary. We are not required to include any proposal received after December 8, 2006 in our proxy materials for the 2007 Annual Meeting.

                              ELECTION OF DIRECTORS

         East Penn Financial Corporation's bylaws provide that the Board of Directors consists of not less than five or more than twenty-five (25) persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.

         By majority vote, the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the next annual meeting of the shareholders and until a successor is elected and qualified. There is a mandatory retirement provision in the bylaws that provides for the retirement of directors after age 70. In accordance with the Corporation's bylaws, all of the current directors, except for Mr. Kiefer, are exempt from the mandatory retirement age. Further, a director must own at least 100 shares of East Penn Financial Corporation's stock.

         The Board of Directors has fixed the number of directors at twelve
(12). There are four nominees for Class B Directors for election at the 2006 Annual Meeting. The Board of Directors has renominated the following four persons for election to the Board of Directors for three year terms:

                         Nominees for Class B Directors
                         Each For a Term of Three Years
                         ------------------------------

                                  Dale A. Dries
                                 Thomas R. Gulla
                                 Linn H. Schantz
                                 Donald S. Young

         Each of the nominees presently serves as a director. In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by the Board of Directors. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

         The Board of Directors recommends that the shareholders vote FOR the four directors listed above.

Director and Officer Relationships

         Directors Gordon K. Schantz and Linn H. Schantz are cousins. Brent L. Peters, President and Chief Executive Officer of East Penn Financial Corporation and Debra K. Peters, Vice President of East Penn Financial Corporation, are husband and wife.

Information about Nominees and Continuing Directors

          Information, as of December 31, 2005, concerning the four nominees to the Board of Directors and eight continuing Directors appears below.

                                   Director   Principal Occupation for the Past Five Years and
Name and Age                       Since(1)   Positions Held with East Penn Financial Corporation and Subsidiaries
------------                       -----      --------------------------------------------------------------------
                                              Class A - Term Expires in 2008
                                              ------------------------------


Gordon K. Schantz                    1990     President, The Butz Company, Inc. (a real estate firm); Director, corporation,
(60)                                          bank, and East Penn Mortgage Company.

Donald R. Schneck                    1990     President, Art Schneck Optical Company; Director, corporation, bank, and
(62) East Penn Mortgage Company.

Konstantinos A. Tantaros             1990     Restaurateur, investor/developer, and owner, Tantaros, Inc. (commercial and
(61)                                          residential real estate operations company); Director, corporation, bank, and
                                              East Penn Mortgage Company.

Dr. F. Geoffrey Toonder              1990     Retired; Former Chief of Thoracic Surgery, Lehigh Valley Hospital; Director,
(66)                                          corporation, bank, and East Penn Mortgage Company.

                                              Nominees - Class  B - For a Term of Three Years  Expiring in 2009
                                              -----------------------------------------------------------------

Dale A. Dries                        1990     President and General Manager, Dries Do-It-Center (retail and wholesale
(58)                                          supplier of lumber and building materials); Director, corporation, bank, and
                                              East Penn Mortgage Company.

Thomas R. Gulla                      1990     Retired; Former owner, Gulla's Automotive Services; Director, corporation,
(78)                                          bank, and East Penn Mortgage Company.

Linn H. Schantz                      1990     Retired; Former commercial banker; Director, corporation, bank, and East
(71)                                          Penn Mortgage Company.

Donald S. Young                      1990     Attorney-at-law; Director, corporation, bank, and East Penn Mortgage Company.
(53)
                                              Class  C - Term Expires in 2007
                                              -------------------------------

Allen E. Kiefer                      2003     Owner, Allen E. Kiefer Investment Services (investment advisor/broker and
(62)                                          financial services); former President, Main Street Bancorp, Inc.; Director, corporation, bank, and East Penn Mortgage Company.

Brent L. Peters                      1990     President, Chief Executive Officer and Director, corporation, and bank;
(59)                                          Chairman, East Penn Mortgage Company.

Forrest A. Rohrbach                  1990     President and Chief Executive Officer, F.A.R. Industries (construction
(63)                                          related company); Treasurer, F.A. Rohrbach, Inc. (construction related company); Director and Chairman, corporation and bank; Director, East Penn
                                              Mortgage Company.

Peter L. Shaffer                     1990     Shaffer & Associates, LLC (accounting and business consulting firm);
(55)                                          Director, corporation, bank, and East Penn Mortgage Company.

(1) Includes service on the Board of Directors of East Penn Bank.

                                 SHARE OWNERSHIP

Principal Holders

         To the best of our knowledge, no person or entity owned of record or beneficially, on January 31, 2006 more than 5% of the outstanding East Penn Financial Corporation common stock.

Beneficial Ownership of Executive Officers, Directors and Nominees

         The following table shows, as of January 31, 2006, the amount and percentage of East Penn Financial Corporation common stock beneficially owned by each director and each nominee and all directors, nominees and executive officers of the corporation as a group.

         Beneficial ownership of shares of East Penn Financial Corporation common stock is determined in accordance with SEC Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

         o Voting power, which includes the power to vote or to direct the voting of the stock; or
         o Investment power, which includes the power to dispose of or direct the disposition of the stock; or
         o  The right to acquire beneficial ownership within 60 days.

   Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share.

     Name of Individual                                 Amount and Nature of     Percent of
     Directors and Nominees                             Beneficial Ownership       Class
     ----------------------                             --------------------       -----
Dale A. Dries                                                111,314 (1)           1.76%
Thomas R. Gulla                                              162,000 (2)           2.57%
Allen E. Kiefer                                                3,600 (3)           0.06%
Brent L. Peters, President and Chief Executive Officer       135,390 (4)           2.14%
Forrest A. Rohrbach, Chairman                                199,061 (5)           3.15%
Gordon K. Schantz                                             81,644 (6)           1.29%
Linn H. Schantz                                              214,542 (7)           3.40%
Donald R. Schneck                                            160,214 (8)           2.54%
Peter L. Shaffer                                              23,128 (9)           0.37%
Konstantinos A. Tantaros                                     287,230(10)           4.55%
Dr. F. Geoffrey Toonder                                      140,951(11)           2.23%
Donald S. Young                                              148,248(12)           2.35%
     All Directors, Nominees and Executive
     Officers as a Group (16 persons)                      1,690,260              26.43%

         (1) Includes 48,610 shares held individually by Mr. Dries; 47,084 shares held jointly by Mr. Dries and his spouse; 5,776 shares held individually by his spouse; 2,844 shares held by Mr. Dries as custodian for his child; and exercisable options representing 7,000 shares.

         (2) Includes 157,000 shares held jointly by Mr. Gulla and his spouse; and exercisable options representing 5,000 shares.

         (3) Includes 1,000 shares held individually by Mr. Kiefer; 600 shares held individually by his spouse; and exercisable options representing 2,000 shares.

         (4) Includes 37,671 shares held individually by Mr. Peters; 33,961 shares held jointly by Mr. Peters and his spouse (Debra K. Peters); 54,360 shares held individually by his spouse; and exercisable options representing 5,398 shares held individually by Mr. Peters and exercisable options representing 4,000 shares held individually by Mrs. Peters.

         (5) Includes 169,880 shares held individually by Mr. Rohrbach; 18,128 shares held jointly by Mr. Rohrbach and his spouse; 3,312 shares held individually by his spouse; 741 shares held as custodian for minor children; and exercisable options representing 7,000 shares.

         (6) Includes 74,644 shares held individually by Mr. G. Schantz; and exercisable options representing 7,000 shares.

         (7) Includes 199,790 shares held jointly by Mr. L. Schantz and his spouse; 7,752 shares held individually by his spouse; and exercisable option representing 7,000 shares.

         (8) Includes 127,020 shares held jointly by Mr. Schneck and his spouse; 22,608 shares held in the Art Schneck Optical Company Profit Sharing Plan; 3,586 shares held individually by Mr. Schneck's spouse; and exercisable options representing 7,000 shares.

         (9) Includes 15,100 shares held individually by Mr. Shaffer; 1,028 shares held by Mr. Shaffer' s children; and exercisable options representing 7,000 shares.

         (10) Includes 44,672 shares held individually by Mr. Tantaros; 58,512 shares held jointly with his spouse; 20,000 shares held by Mr. Tantaros' spouse; 114,601 shares held by Tantaros, Inc. Trust Fund, a corporation controlled by Mr. Tantaros; 42,445 shares held in the Tantaros, Inc. Profit Sharing Plan; and exercisable options representing 7,000 shares.

         (11) Includes 81,000 shares held individually by Dr. Toonder; 52,951 shares held jointly by Dr. Toonder and his spouse; and exercisable options representing 7,000 shares.

         (12) Includes 19,184 shares held individually by Mr. Young; 102,020 shares held jointly by Mr. Young and his spouse; 20,044 shares held individually by his spouse; and exercisable options representing 7,000 shares.

Executive Officers

         The following table provides information, as of March 24, 2006, about the corporation's executive officers.

                           Principal Occupation For the Past Five Years and Position
Name                Age    Held with East Penn Financial Corporation and Subsidiaries
----                ---    ----------------------------------------------------------
Brent L. Peters      59    President, Chief Executive Officer and Director, East Penn Financial
                           Corporation and East Penn Bank; and Chairman of East Penn Mortgage
                           Company.

Theresa M. Wasko     53    Treasurer and Chief Financial Officer, East Penn Financial
                           Corporation; and Senior Vice President and Chief  Financial Officer,
                           East Penn Bank.

John M. Hayes        41    Vice President,  East Penn Financial Corporation; Executive Vice
                           President, Lending Division, East Penn Bank; and President, East Penn
                           Mortgage Company.

Bruce R. Keil        50    Secretary, East Penn Financial Corporation; and Senior Vice President,
                           Administration, East Penn Bank.

Debra K. Peters      53    Vice President, East Penn Financial Corporation; and Executive Vice
                           President, Funding Division, East Penn Bank.

                        COMPENSATION AND PLAN INFORMATION

Executive Compensation

           The following table summarizes the total compensation for each of the last three years for Brent L. Peters, East Penn Financial Corporation's Chief Executive Officer and the three other most highly compensated persons who were serving as executive officers at the end of 2005. These individuals are referred to as the "Named Executive Officers."

                                                   Summary Compensation Table
                                                   --------------------------
                                                                                           Long Term
                                                                                          Compensation
                                                                                      --------------------
                                                                                      Awards       Payouts
                                                                                      ------       -------

                                                                                           Securities
                                                                                           Underlying
                                              Annual Compensation          Other Annual      Options/         LTIP      All Other
                                           ------------------------
     Name and Principal Position         Year     Salary       Bonus       Compensation        SARs         Payouts   Compensation
     ---------------------------         ----     ------       -----       ------------        ----         -------   ------------
Brent L. Peters, President and Chief     2005    $195,000     $10,000        $14,000(1)          0              0        $63,270(3)
Executive Officer                        2004    $185,000     $30,000        $12,000(1)       4,398(2)          0        $56,151(3)
                                         2003    $170,000     $30,000        $11,500(1)          0              0        $49,691(3)

John M. Hayes, Vice President            2005    $113,400     $7,000             $0              0              0        $0
                                         2004    $108,000     $7,000             $0           3,000(2)          0        $0
                                         2003    $98,280      $7,000             $0              0              0        $0

Debra K. Peters, Vice President          2005    $112,320     $7,000             $0              0              0        $0
                                         2004    $108,000     $7,000             $0           3,000(2)          0        $0
                                         2003    $98,280      $7,000             $0              0              0        $0

Theresa M. Wasko, Treasurer and          2005    $105,277     $7,000             $0              $0             0        $0
Chief Financial Officer                  2004    $102,211     $7,000             $0           3,000(2)          0        $0
                                         2003    $98,280      $7,000             $0              0              0        $0

(1)  Represents directors' fees.

(2) Represents stock purchase options granted June 29, 2004 under the East Penn Bank 1999 Stock Incentive Plan, exercisable December 29, 2004 at an exercise price of $8.371 per share, which was the fair market value of the stock as of the grant date, expiring June 29, 2014, and additional options granted December 29, 2004, exercisable June 29, 2005 at an exercise price of $9.13 per share, expiring December 29, 2014.

(3) Represents premiums paid by the bank for disability insurance in the amount of $735 in each of 2005, 2004 and 2003; also includes the amount charged to expenses by the bank in connection with the Supplemental Executive Retirement Plan ("SERP") implemented for Mr. Peters during 2001, of $62,535, $55,416 and $48,956 in 2005, 2004 and 2003, respectively.

Option Grants in Last Fiscal Year

         East Penn Financial Corporation did not grant any stock options to its named executive officers during 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table summarizes option exercises during 2005 by the Named Executive Officers and presents the value of their unexercised options at December 31, 2005:


                                                                     Number of Securities           Value of Unexercised
                                                                    Underlying Unexercised              In-the-money
                                                                          Options at                     Options at
                         Shares Acquired                               Fiscal Year-End (#)           Fiscal Year-End ($)
     Name                on Exercise (#)    Value Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
     ----                ---------------    ------------------     -------------------------     -------------------------
Brent L. Peters                0                    0                       5,398/0                       $5,135/0

John M. Hayes                  0                    0                       4,000/0                       $4,494/0

Debra K. Peters                0                    0                       4,000/0                       $4,494/0

Theresa M. Wasko               0                    0                       4,000/0                       $4,494/0


         The column "Value Realized" shows the difference between the fair market value of the underlying common shares on the date of exercise and the exercise price of the options exercised, if any options were exercised. "In-The-Money Options" are stock options where the market price of the underlying common shares exceeded the exercise price at December 31, 2005. The value of these options is determined by subtracting the total exercise price from the total fair market value of the underlying common shares on December 31, 2005. The fair market value of underlying securities was computed by averaging the closing bid and asked quotations for five trading days immediately preceding December 31, 2005, minus the exercise price.

Securities Authorized for Issuance under Equity Compensation Plans

         The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by security holders.

                                                                 (A)(#)                    (B)($)                   (C)(#)
                                                                                                              Number of Securities
                                                          Number of Securities                                Remaining Available
                                                            to be Issued Upon         Weighted Average        for Future Issuance
                                                               Exercise of           Exercise Price of            Under Equity
                                                          Outstanding Options,      Outstanding Options,       Compensation Plans
                                                                Warrants,           Warrants, and Rights      Excluding Securities
                                                               and Rights                                   Reflected in Column (A)

Equity Compensation Plans Approved by Shareholders               201,598 (1)               $7.65                    188,400

Equity Compensation Plans Not Approved by Shareholders                 0                       0                          0
                                                                 -------                   -----                    -------
Totals                                                           201,598                   $7.65                    188,400
                                                                 =======                   =====                    =======

(1) Includes shares issued under East Penn Financial Corporation's 1999 Incentive Stock Option Plan and 1999 Independent Directors Stock Option Plan.

Incentive Stock Option Plan

         East Penn Financial Corporation maintains a 1999 Incentive Stock Option Plan that was originally approved at the 1999 Annual Meeting of the bank and adopted by East Penn Financial Corporation upon reorganization into a holding company in July 2003. The purpose of the Incentive Stock Option Plan is to advance the development, growth and financial condition of East Penn Financial Corporation and its subsidiaries. The Incentive Stock Option Plan provides incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of East Penn Financial Corporation and its subsidiaries.

         The Board of Directors administers the Incentive Stock Option Plan. Persons eligible to receive awards under the Incentive Stock Option Plan are those key officers and other employees of the corporation and its subsidiaries as determined by the Board.

         At December 31, 2005, there were 142,400 shares reserved for future grants under the Incentive Stock Option Plan.

1999 Independent Directors Stock Option Plan

         East Penn Financial Corporation maintains a 1999 Independent Directors Stock Option Plan. The corporation adopted the plan in July 2003 from East Penn Bank following the holding company reorganization. The East Penn Financial Corporation has 120,000 shares reserved for issuance under the plan. At December 31, 2005, there were 70,000 options issued and outstanding and 46,000 additional options capable of being issued under the plan.

Employment Agreement with Brent L. Peters

         East Penn Bank entered into a three-year employment agreement with Brent L. Peters on April 12, 2001. The agreement became effective on January 1, 2001. The agreement reflects Mr. Peters' position as President and Chief Executive Officer of the bank. The agreement contains an evergreen renewal provision. Unless previously terminated, or unless notice of intention not to renew is given by either party, the employment agreement renews for an additional year at the end of every contract year, maintaining a three-year employment period.

         Pursuant to his employment agreement, Mr. Peters received an annual base salary of $195,000 in 2005. The Board of Directors may increase his salary in future years and may grant cash or stock bonuses. Mr. Peters also receives the following benefits: six weeks of annual vacation; a company automobile; civic and social club memberships; and participation in the bank's employee benefit plans as allowed by the terms and conditions of the plans. In accordance with the agreement, the bank also implemented a deferred compensation plan for which Mr. Peters is eligible.

         The agreement provides for termination with or without cause. If the agreement terminates for cause, all of Mr. Peters' rights under the agreement cease on the effective date of the termination. If terminated without cause, the agreement provides for the following:

         o A severance payment equal to 2.99 times Agreed Compensation, as defined in the employment agreement; and

         o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

         Under the agreement, Mr. Peters may resign for good reason. If he resigns for good reason, the agreement provides for:

         o  A severance payment equal to 2.99 times Agreed Compensation; and

         o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

         If Mr. Peters resigns his employment within 120 days (or is involuntarily terminated) of any change in control of the bank, the agreement provides for:

         o  A severance payment equal to 2.99 times Agreed Compensation; and

         o Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

         The agreement contains non-competition, non-solicitation and confidentiality provisions that benefit the bank. The agreement also provides for arbitration of disputes arising under the agreement.

Supplemental Executive Retirement Plan Agreement

         East Penn Bank maintains a Supplemental Executive Retirement Plan ("SERP") covering Brent L. Peters. The SERP provides for salary continuation in certain circumstances.

         If a change of control occurs or Mr. Peters terminates his employment on or after the retirement age of 62, the bank will pay Mr. Peters $60,000 per year. The benefit will be paid monthly, commencing on the first day of the month following Mr. Peters' 62nd birthday and continuing for 15 years.

         If no change in control has occurred and Mr. Peters' employment is terminated before the retirement age of 62 due to voluntary termination by Mr. Peters; non-renewal of his employment agreement; disability; or for reasons other than cause, the bank pays Mr. Peters an accrued amount of benefit, as of the date of termination. This benefit is paid monthly, commencing on the first day of the month following Mr. Peters' 62nd birthday and continuing for 15 years.

         If Mr. Peters dies while he is actively employed at the bank and before reaching age 62, his beneficiary receives a scheduled death benefit that depends on the plan year in which Mr. Peters dies. If Mr. Peters dies after reaching age 62 or following a change of control, but before receiving any lifetime benefits, his beneficiary receives a designated death benefit. If he has received lifetime benefits, his estate or beneficiary will continue to receive lifetime benefits.

         If the bank terminates Mr. Peters' employment for cause, he forfeits the benefits provided under the SERP. In addition, if Mr. Peters violates the restrictive covenant contained in the SERP, he forfeits his right to any further benefits under the SERP.

401(k) Plan

         The bank maintains and sponsors a defined contribution 401(k) plan. The East Penn Bank 401(k) Plan is administered by Investmart, Inc. which provides defined contribution and defined benefit retirement plan services. The Reliance Trust Company serves as the 401(k) plan trustee. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to various rights and protection under the Employee Retirement Income Security Act of 1974.

         Each employee is eligible to participate in the 401(k) plan following the completion of one year of service to include a minimum of 500 hours worked in the prior year and the attainment of age 21. An eligible employee may elect to contribute portions of salary, wages, bonus and other direct remuneration to the 401(k) plan. Participating employees may contribute a percentage of their gross compensation. These pre-tax contributions may be made up to the maximum amount allowable by law. In 2005, for each dollar contributed by the participant, the bank matched 50% of the pre-tax contribution up to a maximum of 3% of compensation. Each participant is always 100% vested in their own contributions to the 401(k) plan. At the completion of six years of service, the employer contributions are fully vested for each participant. The bank incurred expenses of $137,883 for the year ended December 31, 2005, in connection with the match and administration of the 401(k) plan.

East Penn Financial Corporation Directors' Compensation

         In 2005, the corporation paid an annual retainer fee of $12,000 to each director for participating in Board and committee meetings. In addition, each director received $150 for each company and bank board meeting attended. The Chairman received an additional $1,000 per quarter, while a Vice Chairman would receive an additional $250 per quarter. In the aggregate, the corporation paid for the Board of Directors, $171,300 for all services rendered in 2005.

Transactions with Directors and Executive Officers

         Some of East Penn Financial Corporation's directors and executive officers and the companies with which they are associated were customers of and had banking transactions with East Penn Financial Corporation's subsidiary bank during 2005. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the banks, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2005, amounted to $3,870,831 or 16.95% of total equity capital. East Penn Financial Corporation's subsidiary bank anticipates that it will enter into similar transactions in the future.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors governs the corporation and its subsidiaries. In fulfilling its fiduciary duties, the Board of Directors endeavors to act in the best interests of the corporation's shareholders, customers, and the communities served by the corporation and its subsidiaries. To accomplish the corporation's strategic goals and objectives, the Board of Directors engages competent persons, who undertake to accomplish these objectives with integrity and cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals. The corporation provides compensation to the corporation's officers and employees.

         The corporation seeks to offer competitive compensation opportunities to all employees based on the individual's contribution and personal performance. The entire Board of Directors administers the compensation program. The Board seeks to establish a fair compensation policy to govern the executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious managers, whose efforts will enhance the corporation's products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the corporation's shares.

         The Board reviews and annually approves the compensation of the corporation's executives, including the president and chief executive officer, the secretary, treasurer, and vice presidents. As a guideline in determining base salaries, the Board used a peer group study report prepared by Mosteller Associates, an independent consultant. The corporation uses information from peer group financial institutions because of common industry issues and competition for the same executive talent group. This peer group may have included some but not all of the banks or financial institutions appearing on the Performance Graph.

         The Board of Directors does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Board of Directors intends to monitor the future application of Section 162(m) to the compensation paid to its executive officers; and in the event that this section becomes applicable, the Board intends to amend the corporation's policies to preserve the deductibility of the compensation payable under the policies.

Chief Executive Officer Compensation

         The Board of Directors determined that the chief executive officer's 2005 base salary compensation of $195,000 was appropriate in light of the following 2005 East Penn Financial Corporation accomplishments: the continued growth in assets, deposits and loans, the continued successful completion of the annual business plan and record earnings.

         No direct correlation exists between the chief executive officer's compensation or increase in compensation, and any of the above criteria, nor does the Board give any specific weight to any of the above listed individual criteria. The Board subjectively determines the increase in the chief executive officer's compensation based on a review of all relevant information.

Executive Officers' Compensation

         The Board of Directors increased the compensation of the corporation's executive officers by approximately 6.97% over 2005 compensation, effective January 1, 2006. The Board determined these increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether the strategic goals have been achieved, the Board considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the Board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee's compensation, nor does the Board, in its analysis, attribute specific weight to any such criteria. The Board makes a subjective determination after review of all relevant information.

         In addition to base salary, the corporation's executive officers may participate in annual and long-term incentive plans, including the bank's 401(k) plan.

         General labor market conditions, the individual's specific responsibilities and the individual's contributions to the corporation's success influence total compensation opportunities available to the corporation's employees. The Board reviews individuals annually and strives to offer compensation that is competitive with that offered by employers of comparable size in the industry. Through its compensation policy, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.

         This report is furnished by the full Board of Directors, which performs the functions of a compensation committee. Mr. Peters does not participate in the discussion or vote relating to his compensation. In addition, Mr. Peters offers recommendations regarding the compensation of the other executive officers but does not participate in discussion or vote.

     Gordon K. Schantz           Dale A. Dries              Allen E. Kiefer
     Donald R. Schneck          Thomas R. Gulla             Brent L. Peters
 Konstantinos A. Tantaros       Linn H. Schantz           Forrest A. Rohrbach
  Dr. F. Geoffrey Toonder       Donald S. Young            Peter L. Shaffer

Compensation Committee Interlocks and Insider Participation

         The Board of Directors functions as the Compensation Committee. Brent
L. Peters, President and Chief Executive Officer, is a member of the Board of Directors, but does not participate in his own review or vote on his own salary increases.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is comprised of directors who meet the Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and approved in November 2005.

         The Audit Committee met with management periodically during the year to consider the adequacy of the corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the corporation's independent auditors and with appropriate corporation financial personnel and internal auditors. The Audit Committee also discussed with the corporation's senior management and independent auditors the process used for certifications by the corporation's chief executive officer and treasurer/chief financial officer which are required for certain of the corporation's filings with the SEC.

         The Audit Committee met privately at its regular meetings with both the independent auditors and the internal auditors each of whom has unrestricted access to the Audit Committee.

         The Audit Committee appointed Beard Miller Company LLP, certified public accountants, as the independent auditors for the corporation after reviewing the firm's performance and independence from management.

         Management has primary responsibility for the corporation's financial statements and the overall reporting process, including the corporation's system of internal controls.

         The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the corporation in conformity with generally accepted accounting principles, and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

         The Audit Committee reviewed jointly with management and Beard Miller Company LLP, the corporation's independent auditors, the corporation's audited financial statements and met separately with both management and Beard Miller Company LLP to discuss and review those financial statements and reports prior to issuance. Management has represented and Beard Miller Company LLP has confirmed to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

         The Audit Committee received from and discussed with Beard Miller Company LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the corporation. The Audit Committee also discussed with Beard Miller Company LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by Beard Miller Company LLP and discussed with the auditors their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the SEC. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Beard Miller Company LLP, as East Penn Financial Corporation's independent auditors for the year ending December 31, 2006.

         Aggregate fees billed to East Penn Financial Corporation by Beard Miller Company LLP for services rendered are presented below:

                                             Year Ended December 31,
                                               2005        2004
                                               ----        ----

               Audit fees ..............     $67,468     $59,849

               Audit related fees ......     $13,250     $ 5,733

               Tax fees ................     $ 9,235     $12,117

               All other fees ..........     $     0     $     0
                                             -------     -------

                                             $89,953     $77,699
                                             =======     =======

         Audit Fees include fees billed for professional services rendered for the audit of East Penn Financial Corporation's annual financial statements and for the review of financial statements included in East Penn Financial Corporation Forms 10-Q or services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings, including out-of-pocket expenses.

          Audit Related Fees include fees billed for assurance and related services by Beard Miller Company LLP that are reasonably related to the performance of the audit or review of the corporation's financial statements which are not reported under the Audit Fees section of the table above. In 2005, these services included the review of Section 404 of the Sarbanes-Oxley Act documentation, guidance with accounting for tax depreciation and employee benefit plan audit. In 2004, these services included accounting issues related to the formation of the Holding Company, and sales of loans to FHLB and consent for inclusion of our auditor's report in the S-3 filing.

         Tax Fees include fees billed for professional services rendered by Beard Miller Company LLP for tax compliance, tax advice, and tax planning, including preparation of state and federal tax returns and related services.

          All Other Fees include fees billed for products and services provided by Beard Miller Company LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above.

         The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

         The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company LLP's independence.

                                 Audit Committee
                                 ---------------

                        Dr. F. Geoffrey Toonder, Chairman
                                 Thomas R. Gulla
                                 Allen E. Kiefer
                               Forrest A. Rohrbach
                                Gordon K. Schantz
                                Donald R. Schneck

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the yearly dollar change in the cumulative total shareholder return on East Penn Financial Corporation's common stock against the cumulative total return of the Nasdaq Composite Index and the SNL $250M-$500M Bank Index for the period of five fiscal years commencing January 1, 2001, and ending December 31, 2005. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 2000 in each of East Penn Financial Corporation's common stock, the Nasdaq Composite Index, and the SNL $250-$500M Bank Index. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.

                                [GRAPH OMITTED]

                                                                Period Ending
                                    -------------------------------------------------------------------
Index                                 12/31/00    12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
-------------------------------------------------------------------------------------------------------
East Penn Financial Corporation         100.00       59.41      61.03     104.38     102.30     109.29
NASDAQ Composite                        100.00       79.18      54.44      82.09      89.59      91.54
SNL $250M-$500M Bank Index              100.00      142.07     183.20     264.70     300.43     318.97


                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires East Penn Financial Corporation's directors, executive officers and shareholders who beneficially own more than 10% of East Penn Financial Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of East Penn Financial Corporation with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2005, except Dale A. Dries who had three late filings for three transactions and Forrest A. Rohrbach who had six late filings for six transactions during 2005.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Beard Miller Company LLP as independent auditors for the examination of its financial statements for the fiscal year ending December 31, 2006. Beard Miller Company LLP served as the company's independent auditors for the year ended December 31, 2005.

         Beard Miller Company LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent auditors and clients.

         We expect a representative of Beard Miller Company LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

         The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Beard Miller Company LLP as independent auditors for the fiscal year ending December 31, 2006.

                             ADDITIONAL INFORMATION

         Any shareholder may obtain a copy of East Penn Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2005, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Bruce R. Keil, Secretary, East Penn Financial Corporation, 731 Chestnut Street, P. O. Box 869, Emmaus, PA 18049 or calling (610) 965-5959. You may also view these documents on our website at www.eastpennbank.com, select
                                                    --------------------
Investor Relations, and then click on "Documents/SEC Filings."


                                  OTHER MATTERS

         The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

                         East Penn Financial Corporation
                                 REVOCABLE PROXY

            Annual Meeting of Shareholders to be held on May 11, 2006 This Proxy is solicited on behalf of the Board of Directors

     The undersigned, as a holder of common stock of East Penn Financial Corporation (the "Corporation"), hereby constitutes and appoints Leon A. Rodenbach and Steven M. Levendusky and each or any of them, proxy holders of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania on May 11, 2006, commencing at 7:00 p.m., prevailing time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.

           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

                                                I plan to attend the meeting [ ]

1.   ELECTION OF FOUR (4) DIRECTORS OF THE CORPORATION FOR THREE YEAR TERMS:


          Nominees:
          Dale A. Dries
          Thomas R. Gulla
          Linn H. Schantz
          Donald S. Young

     [ ]   FOR all nominees                       [ ]   WITHHOLD AUTHORITY
           listed above (except                         to vote for all nominees
           as marked to the contrary below)*            listed above

     The Board of Directors recommends a vote FOR all nominees.

*Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below:

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2.   RATIFICATION OF THE SELECTION OF BEARD MILLER COMPANY LLP, CERTIFIED PUBLIC
     ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006.

     [ ]  FOR                [ ]  AGAINST         [ ] ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.

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3.   In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all nominees and FOR each proposal.
      ---                  ---
                                                Dated: __________________, 2006

                                                -----------------------------
                                                Signature of Shareholder

                                                -----------------------------
                                                Signature of Shareholder

Number of Shares Held of Record
on March 24, 2006:  ____________

     This proxy must be dated, signed by the shareholder(s) and returned promptly to the Corporation in the enclosed envelope. When shares are held by joint tenants, the signature of one joint tenant will vote all shares. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.